                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 14, 2005

                           Blue River Bancshares, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-24501                                 35-2016637
--------------------------------------------------------------------------------
   (Commission File Number)              (IRS Employer Identification No.)


      29 East Washington Street, Shelbyville, Indiana                46176
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                  (Zip Code)

                                 (317) 398-9721
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         Blue River Bancshares, Inc. (the "Registrant") hereby amends Item 4.02 of its Current Report on Form 8-K (the "Original Form 8-K"), which was filed with the Securities and Exchange Commission (the "Commission") on April 20, 2005. Item 2.02 and 9.01 of the Original Form 8-K are not hereby being amended.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On March 27, 2005, the Registrant's independent registered public accounting firm, Crowe Chizek and Company LLC ("Crowe Chizek"), concluded that the Registrant had incorrectly accounted for FASB 91 cost deferrals on home equity loans during fiscal year 2004 resulting in an overstatement of the Registrant's net income in an aggregate amount equal to $178,000. The Registrant agreed with such conclusion, and the Registrant (i) revised its year-end financial statements prior to filing its 10-KSB to give effect to the aggregate correction, (ii) determined that a material weakness should be disclosed in the Registrant's 10-KSB with respect to its internal controls and procedures; (iii) immediately implemented additional internal controls designed to, and reasonably anticipated to, prevent a similar error from occurring in the future; and (iv) commenced a review of the impact of the incorrect accounting on prior periods.

         At the time that the Registrant filed its 10-KSB on March 31, 2005, the effect of the incorrect accounting for FASB 91 cost deferral on each of the quarterly periods in 2004 was not known by the Registrant. Based upon the information available to it at the time, the Registrant was not able to determine which, if any, of the financial statements issued in the Registrant's Forms 10-QSB in 2004 could no longer be relied upon. Accordingly, the Registrant was not required, at the time that it filed its Form 10-KSB, to file a Form 8-K expressing any conclusions with respect to non-reliance on previously issued financial statements. The nature of the error introduced by the incorrect accounting for FASB 91 cost deferrals necessitated a detailed review and analysis in order to determine the materiality of any effect on the prior quarterly financial statements.

         On April 14, 2005, the Chief Accounting Officer of the Registrant concluded that the earnings reported in the Form 10-QSB for the first three quarters of 2004 should be reduced by $41,000 for the first quarter, $55,000 for the second quarter and $52,000 for the third quarter ($30,000 of the aggregate amount of $178,000 was found to be attributable to the fourth quarter of 2004) as a result of the incorrect accounting for FASB 91 cost deferrals. Accordingly, April 14, 2005 was the first date on which an authorized officer of the Registrant concluded that a previously issued financial statement should no longer be relied upon because of an error in such financial statements.

         On April 14, 2005, the Chief Accounting Officer of the Registrant discussed the Registrant's conclusions with respect to non-reliance on the financial statements included in Forms 10-QSB for the first three quarters of 2004 with Crowe Chizek. On that same date, Crowe Chizek indicated that it agreed with the Registrant's conclusions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLUE RIVER BANCSHARES, INC.
                                         (Registrant)


Date: September 27, 2005                 By:  /s/ Patrice Lima
                                             ---------------------------------
                                         Patrice Lima, Chief Financial Officer